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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K-A2


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           November 8, 1998
                           ----------------
                            Date of Report
                  (Date of Earliest Event Reported)

                       MICRO-HYDRO POWER, INC.
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    Delaware              0-21733             87-0369035
    --------              -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                             6510 South Acres
                           Houston, Texas 77048
                        --------------------------
                 (Address of Principal Executive Offices)

                               (713)991-6262
                               -------------
                       Registrant's Telephone Number

                    5525 South 900 East, Suite 110
                      Salt Lake City, Utah 84117
                    ------------------------------
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

         (a) On December 18, 1998, the Registrant and The Kingsley Coach, L.L.C., a Louisiana limited liability company ("Kingsley"), executed an Agreement and Plan of Reorganization (the "Plan") as outlined in the Letter of Intent between the Registrant and Kingsley dated November 3, 1998 (see the 8-K Current Report dated November 8, 1998, Item 7, which has been previously filed with the Securities and Exchange Commission and which is incorporated herein by reference), whereby the Registrant, acquired 100% of the assets, subject to liabilities, of Kingsley. The Plan was treated as a purchase of Kingsley for accounting purposes; the effective date of the Plan was December 18, 1998.

     The Plan provided for the issuance of 7,000,000 pre-split shares of the Registrant's "restricted securities" (common stock) in exchange for 100% of Kingsley's assets.

     Additional shares were issued as follows: (i), 300,000 pre-split shares of common stock under an S-8 Registration Statement to certain persons, including directors and executive officers, who have provided non-capital raising services to the Registrant; (ii), 100,000 "restricted securities" for other services rendered; and (iii), 2,400,000 "restricted securities" (approximately 80% of which will be held in escrow subject to funding of the reorganized Registrant through the sale of an additional 2,000,000 pre-split shares of "restricted securities" in consideration of $2,000,000).

          There were 300,010 pre-Plan outstanding voting securities of the Registrant, and taking into account the common stock issued as outlined above (and excluding the 2,000,000 shares to be offered at $1 per share), there will be 10,100,010 post-reorganization pre-split outstanding shares of the Registrant's common stock. The Registrant has provided its stockholders with an Information Statement concerning a one for two reverse split of the outstanding voting securities and a name change to "The Kingsley Coach, Inc." This would reduce the outstanding voting securities to 5,050,005 shares.

          The Plan was adopted, ratified and approved by the Board of Directors of the Registrant at a special meeting held on December 11, 1998.

         The sole consideration for the assets was the exchange of 7,000,000 "unregistered" and "restricted" shares of $0.00001 par value common stock of the Registrant, and the assumption of the liabilities of Kingsley attached to the Plan.

         The basis of the "control" by the Kingsley Stockholders is ownership. See the table below under Paragraph (b) of this Item.

         The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Jenson Services, Inc. 104,128, (34.7%); Hugh and Sharon Lambert, 46,855, (15.6%); Quinton Hamilton, former President and Director, owned no shares of the Registrant; Thomas J. Howells, former Vice President and Director, owned no shares of the Registrant; and Kathleen L. Morrison, former Secretary owned no shares of the Registrant.

         A copy of the Plan, including any material exhibits and related instruments, is attached to this 8-K-A2 Current Report. See Item 7.

         (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new management, to wit:
                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class

Ralph Dickenson*         Chairman, CEO
                         President

Verdo Lancaster          Vice President, Director  3,062,500            30.3%
33236 Walker Road North
Walker, LA 70785

Richard Duston           Sec/Treasurer, Director     875,000             8.66%
904 College Street
Columbus, MS 39701

Russell Ratliff          Non-voting Director
129 Blue Heron Drive
Lenoir City, TN 37772

Catherine Rimes          Director
1828 Holloway Road
Lebanon, TN 37090

James Whitehead          Director
3576 S. Eufaula Ave.
Eufaula, AL 36072

DRK, Inc.*                                         3,062,500            30.3%
14010 Sunfish Lake Blvd.
Anoka, MN 55303

All directors and executive
officers as a group (6)

*        Owned 50% by Catherine Rimes and 50% by George O. R. Carlson

Item 2.  Acquisition or Disposition of Assets.

         See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and Kingsley, and the members of the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Kingsley; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Kingsley prior to the completion of the Plan.

                             Business

        Kingsley Coach is the manufacturer of customized recreational and commercial vehicles. Unlike typical recreational vehicles, a Kingsley Coach has a semi-truck chassis as its base. This unique feature allows for easy service for owners who can go to any truck stop for repairs. Kingsley Coaches retail for between $239,000 and $450,000, depending on customized features.

         Kingsley commenced business in 1996, with first-year sales of $300,000. In 1997, sales were $825,000, and in 1998, projected sales are in excess of $3 Million. Kingsley's Chairman, Ralph Dickenson, estimates that 1999 sales will increase substantially.

         Kingsley has signed an agreement with Thor Industries of Middleburg, Pennsylvania, which will increase Kingsley's production capability dramatically. Kinglsey will commence the operating of its new facility in Middleburg in January 1999.

                              Assets

         See Exhibit B to the Plan, Item 7.

                           Liabilities

         See Exhibit B to the Plan, Item 7.

                            Management

Names                    Title or Position                   Age

Ralph Dickenson          CEO, Chairman and President          59
Verdo Lancaster          Vice President and Director          59
Richard Duston           Sec/Tres and Director                49
Russell Ratliff          Non-voting director                  39
Catherine Rimes          Director                             37
James Whitehead          Director                             56

                             Resumes

Ralph Dickenson. Mr. Dickenson is the Chairman, CEO, President and co-founder of the Kinglsey Coach line of vehicles. With over 30 years in the transportation industry, Mr. Dickenson has been involved in the transit bus, charter bus, school bus industry as well as transit bus re-manufacturing, sales and service of all types of buses and trucks.

Verdo Lancaster. Mr. Lancaster is Vice President of Finance and sales and a director. Mr. Lancaster has many years of experience in the mobile home industry and has owned recreational vehicles over the last 30 years.

Richard Duston. Mr. Duston currently works for Waters Truck & Tractor Co., Inc. as a comptroller. Waters Truck & Tractor is the 2nd largest Navistar dealer in the southeast U.S. and is a 60 year old family-owned company. BS Degree from Mississippi State University in accounting in 1975. MPA Degree from Mississippi State University in 1976 and a Graduate Degree from the School of Banking of the South in 1985.

Russell Ratliff. Mr. Ratliff is President of Southeast Financial Consulting, Inc., a Tennessee corporation engaged in providing business and financial consulting services to a variety of private sector clients. Mr. Ratliff received his B.A. in business from Shorter University in North Little Rock, Arkansas, in 1983 and in 1982, he received a Bachelor of Science Degree in Geology from Tennessee Technological University.

Catherine Rimes. Ms. Rimes is the daughter of Ralph Dickenson and basically grew up in the transportation industry working with and learning from her father. She can up through the ranks working as a bus cleaner and general office assistant to eventually being put in charge of special projects and ultimately asked to serve as the President of several divisions. Her responsibilities include customer relations, contract negotiations, lease fleet management, personnel, marketing and advertising.

James Whitehead. Mr. Whitehead is a director. Mr. Whitehead is currently CEO of Whitehead Brothers, a nationwide freight trucking company with fifty trucks and 62 employees. He is also co-owner of Lake City Logistics in Eufaula, Alabama.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         A Preliminary Information Statement was filed with the Securities and Exchange Commission respecting a resolution of the Board of Directors providing for amendments to the Articles of Incorporation effecting a one for two reverse split of the post-plan outstanding securities and changing
the name of the Registrant to "The Kingsley Coach, Inc."   The definitive
Information Statement was filed with the Securities and Exchange Commission on or about December 21, 1998, has been mailed to the stockholders and is incorporated herein by reference. See Item 7.

Item 6.  Resignations of Directors and Executive Officers.

         Under the Plan, the former directors and executive officers resigned, in seriatim, and the persons listed in Item 1(b) were designated to serve as directors and executive officers until the next annual meeting of the stockholders and directors, or until their successors are elected and qualified or their prior resignations or terminations.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              See Exhibits B and E to the Plan; will be filed on or before 75 days from the completion of the Plan, or March 3, 1999.

         (b)  Pro Forma Financial Information.

              Will be filed on or before 75 days from the completion of the Plan, or March 3, 1999.

         (c)  Exhibits.

     Exhibit                       Description of Exhibit
     Number
     -------                       ----------------------

        10                    Agreement and Plan or Reorganization
                              Exhibit A-Stockholders of Kingsley
                              Exhibit B-Assets and Liabilities of
                                        Kingsley as of October 31,
                                        1998
                              Exhibit C-Registrant's audited
                                        financial statements for the
                                        years ended December 31, 1997
                                        and 1996, see 10-KSB Annual
                                        Report for the year ended
                                        December 31, 1997, as previously
                                        filed with the Securities and
                                        Exchange Commission.*
                              Exhibit C-1-Registrant's
                                        unaudited Balance Sheet and
                                        Statement of Operations for the
                                        nine months ended September 30,
                                        1998, see 10-QSB for the quarter
                                        ended September 30, 1998, as
                                        previously filed with the
                                        Securities and Exchange
                                        Commission.*
                              Exhibit D-Exceptions
                              Exhibit E-The Kingsley Coach, L.L.C.
                                        unaudited Balance Sheet for the
                                        period ended October 31, 1998.
                              Exhibit F-Exceptions
                              Exhibit G-Investment Letter
                              Exhibit H-Certification of Officer, Registrant
                              Exhibit I-Certification of Officer, Kingsley

10                       Consulting Agreement dated December 15, 1998

99.1                     Unanimous Written Consent of Directors of Registrant

99.2                     Unanimous Written Consent of Directors/Managers/
                         Trustees of Kingsley

    *10-KSB Annual Report for the year ended December 31, 1997

    *10-QSB Quarterly Report for the quarter ended September 30, 1998.

    *Information Statement dated December 21, 1998.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.



                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICRO-HYDRO POWER, INC.

Date: 1/12/99                              By/s/Ralph Dickenson
                                           ---------------------
                                           Ralph Dickenson
                                           Vice President and Director